UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 13, 2004



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



        7733 Forsyth Boulevard
              17th Floor
         St. Louis, Missouri                                    63105
(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422

Item 7.    Financial Statements and Exhibits.

           (c) Exhibits. See Exhibit Index.

Item 9.    Regulation FD Disclosure.

     Beginning on January 13, 2004, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99. Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future.

     The current slides incorporated into the investor relations presentation are included in this Form 8-K as Exhibit 99. The full slide presentation is available in the Investor Info section on our website at www. rehabcare.com.

     Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

     The presentation included in this report does not include images included in the actual slides. In order that all investors be provided with substantially the same information, RehabCare is making these slides available on its website. The presentation in its entirety will be made available in the Investor Info section of the RehabCare website, www.rehabcare.com, although this availability may be discontinued at any time.

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the ability of RehabCare and the Foundation to implement the planned programs within the expected timeframes and the ability of RehabCare to otherwise achieve the revenue and earnings levels from the relationship at or above the levels projected; the timing and financial effect of the Company's continuing restructuring efforts with respect to the Company's current businesses; changes in and compliance with governmental reimbursement rates and other regulations or policies affecting RehabCare's hospital rehabilitation and contract therapy lines of business; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings that build stronger partnering relationships between RehabCare and its clients; RehabCare's ability to identify and consummate, within the expected timeframes, strategic acquisitions to accelerate growth in RehabCare's hospital rehabilitation and contract therapy divisions; the consummation of the pending transaction pursuant to which RehabCare's existing staffing business will be acquired by InteliStaf Holdings, Inc. and the operating performance of InteliStaf, and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf after the consummation of the transaction; the adequacy and effectiveness of RehabCare's operating and administrative systems; RehabCare's ability and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 13, 2004

                                       REHABCARE GROUP, INC.



                                    By:  /s/ Vincent L. Germanese
                                       -----------------------------------------
                                       Vincent L. Germanese
                                       Senior Vice President, Chief Financial
                                          Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

99                Text of Investor Relations Presentation in Use
                  Beginning January 13, 2004

                                                                      Exhibit 99
                                   Safe Harbor

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the ability of RehabCare and the Foundation to implement the planned programs within the expected timeframes and the ability of RehabCare to otherwise achieve the revenue and earnings levels from the relationship at or above the levels projected; the timing and financial effect of the Company's continuing restructuring efforts with respect to the Company's current businesses; changes in and compliance with governmental reimbursement rates and other regulations or policies affecting RehabCare's hospital rehabilitation and contract therapy lines of business; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings that build stronger partnering relationships between RehabCare and its clients; RehabCare's ability to identify and consummate, within the expected timeframes, strategic acquisitions to accelerate growth in RehabCare's hospital rehabilitation and contract therapy divisions; the consummation of the pending transaction pursuant to which RehabCare's existing staffing business will be acquired by InteliStaf Holdings, Inc. and the operating performance of InteliStaf, and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf after the consummation of the transaction; the adequacy and effectiveness of RehabCare's operating and administrative systems; RehabCare's ability and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

                                      -1-

                            RHB Financial Performance
                               (Graphic omitted)

                    Q2/03             Q3/03           % Change
Revenue          $136.0 million    $135.0 million        (0.7%)
EBITDA*          $9.8 million      $7.8 million**       (20.4%)
Net Earnings     $4.5 million      $3.3 million**       (26.7%)
EPS              $0.27             $0.20**              (26.0%)

* Earnings before interest, taxes, depreciation and amortization
**Includes restructuring charge of $0.8 million, or $0.05 per diluted share, after tax.
                                      -2-

                             RHB Financial Position

Strong Balance Sheet

o Current cash and marketable securities - $27 million
o Cash generated per month - $2 million
o No Debt
o Unused $110 million/5 year revolver - 2 years remaining
o Current Ratio - 3.1:1
o DSO - 62 days
                                      -3-

                            RHB Financial Performance - Trend
                               Adjusted EPS Growth
                                (Graphic Omitted)

GAAP                                    Pro Forma
Fiscal Year Ended February 28           Fiscal Year Ended February 28
1992 - $0.20                            1992 - $0.20
1993 - $0.24                            1993 - $0.24
1994 - $0.29                            1994 - $0.29
1995 - $0.35                            1995 - $0.35
1996 - $0.42                            1996 - $0.42
Fiscal Year Ended December 31           Fiscal Year Ended December 31
1996 - $0.47**                          1996 - $0.47**
1997 - $0.73*                           1997 - $0.68*
1998 - $0.86*                           1998 - $0.85*
1999 - $1.03*                           1999 - $1.08*
2000 - $1.45                            2000 - $1.45
2001 - $1.16*                           2001 - $1.48*
2002 - $1.38                            2002 - $1.38
2003 - $0.99*
2003 - $0.95-$1.10 Guidance


*Consensus estimate of EPS including $0.05 restructuring charge is $0.99: excluding restructuring charge is $1.04. Pro forma results for 2001 do not include a one-time charge related to a DOL settlement of $0.30. Pro forma results for 2001 and 1999 do not reflect non-operating losses associated with write-down of investments of $0.02 per share and $0.05 per share, respectively. Pro forma results for 1998 do not include a $0.06 per share gain on sale of securities or a $0.05 per share charge for the cumulative effect of change in accounting for start-up costs. The pro forma results for 1997 do not reflect a $0.06 per share gain on sale of securities.
**Annualized
                                      -4-

                               RHB Revenues Q3/03
                           Total Revenue $135 million
                                (Graphic Omitted)

Program Management      $80.1 million
   Hospital Rehabilitation Services    $46.5 million    34%
   Contract Therapy                    $33.6 million    25%
Healthcare Staffing     $54.9 million
   Supplemental                        $29.3 million    22%
   Travel                              $25.6 million    19%

                                      -5-

                              RHB Business Profile
                        Hospital Rehabilitation Services
                                (Graphic Omitted)

Management of inpatient and outpatient rehabilitation programs, skilled nursing units and the delivery of therapy to medical/surgical patients.

      Inpatient   $34.2 million
      Outpatient  $12.3 million

  158 Hospital Clients as of September 30, 2003
      4   ARU, SNU & OP
      12  ARU & SNU
      23  ARU & OP
      87  ARU only
      29  OP only
  Acute Rehabilitation Units / Skilled Nursing Units
      Elderly - orthopedic, stroke, circulatory, respiratory
  Outpatient
      Middle-aged - most musculoskeletal

  Competitors - self operation, 3 small competitors (combined market share less than RHB)
                                      -6-

                              RHB Business Profile
                        Hospital Rehabilitation Services
                                (Graphic Omitted)

Annual Revenue (in millions)
           ARU         OP           SNU
1992      $ 44.5
1993        48.4
1994        61.7
1995        75.5     $ 7.2        $ 0.5
1996        76.7      10.5          4.4
1997        86.6       9.4         10.8
1998        96.5      16.5         15.2
1999       106.2      30.7         10.3
2000       109.3      42.3         10.7
2001       112.5      50.0         10.8
2002       120.7      49.0         10.0
2003*      129.3      48.4          7.1

* 2003 Estimate

Admissions and Visits

              ARU      OP Visits      SNU
          Admissions               Admissions
1992        11,696
1993        13,147
1994        17,027
1995        21,329      135,064        628
1996        23,135      223,904      3,732
1997        27,019      231,256      8,381
1998        32,537      378,108     12,856
1999        37,320      785,943     11,375
2000        39,313    1,173,324     11,345
2001        42,278    1,439,169     11,804
2002        44,986    1,366,439     10,302
2003*       48,678    1,247,229      7,070

* 2003 Estimate

"RehabCare manages the complete continuum of rehabilitation care, from acute therapy through outpatient services. It's a large commitment."
Eileen Malo
Executive VP, Continuing Care Services
Bon Secours Hampton Roads Health System
Norfolk, VA
                                      -7-

                              RHB Business Profile
                   Hospital Rehabilitation Services Locations
                                (Graphic Omitted)

Map omitted showing HRS Acute Rehab Unit locations, HRS Outpatient locations, HRS Skilled Nursing Unit locations, Corporate Headquarters location and three examples where RehabCare has all three HRS product lines (Southeast Pennsylvania and New Jersey, Norfolk and Oklahoma City).

                                      -8-

                              RHB Business Profile
                                Contract Therapy
                                (Graphic Omitted)

Management of post-acute rehabilitation services for patients in skilled nursing and continuing care facilities

200 Clients
473 Locations
Elderly; stroke, orthopedic, neurological, complex medical
Competitors: RehabWorks, Aegis (Beverly), Sundance Rehabilitation,
             Kindred, Rehab Advantage

Contract therapy revenues Q3/03 $33.6M

"We were looking for a partner that could not only provide high-quality services, but also help us grow our business."
Mr. Dean Eliason
Vice President
Fountains Retirement Communities, Inc.
Tucson, AZ
                                      -9-

                              RHB Business Profile
                                Contract Therapy
                                (Graphic Omitted)

       Annual Revenue (in millions)     Average Revenue Per Location
1997           $  8.4                           $234,921
1998             13.9                            281,547
1999             14.1                            154,899
2000             30.0                            192,130
2001             64.7                            258,902
2002            105.3                            278,427
2003*           129.5                            280,557

*2003 Estimate
                                      -10-

                              RHB Business Profile
                           Contract Therapy Locations
                                (Graphic Omitted)

Map omitted showing Contract Therapy locations and Corporate Office location Two examples where RehabCare has a large number of locations (Missouri and Minnesota)
                                      -11-

                              RHB Business Profile
                                     StarMed

RehabCare has agreed to sell StarMed to InteliStaf

o Combining StarMed and InteliStaf offers a unique opportunity
      - Similar size
      - Commitment to Travel and Per Diem
      - Complementary geography
      - Similar core business philosophy
o Creates a stronger healthcare staffing competitor
o Continues commitment to staffing, while fulfilling objective to return the staffing business to profitability

                              RHB Business Profile
                                     StarMed

The combined company

o Will operate under the InteliStaf name
o Largest integrated privately held healthcare staffing company
o 2nd largest per diem staffing company
      - more than 85 markets
      - more than 23,000 professionals at local offices
o 3rd largest travel staffing company
      - more than 1,700 on assignment
o Will be led by InteliStaf CEO Ralph Friedmann

                              RHB Business Profile
                                     StarMed

Transaction Summary

o Stock for stock transaction
o RehabCare becomes a key investor with
      - The Carlyle Group
      - Members of InteliStaf management team
o RehabCare will hold two seats on board of directors
      - Chair audit committee
      - Member of compensation committee

                              RHB Business Profile
                            Combined Branch Locations
                                (Graphic Omitted)

Map omitted showing StarMed locations and InteliStaf locations

                            RHB Business Description
                                 Market Drivers
                               (Graphics Omitted)

Aging of Baby Boomers
U. S. Population Over 65 (in millions)
2000            34.4
2005            36.3
2010            39.7
2015            45.9
2020            53.7
2025            62.6

Source: U.S. Census Bureau, Population Projections Bureau, January 13, 2000

Shortage of Healthcare Professionals
RN Demand Vs. Supply (in millions)

                Demand          Supply
2000            1.999           1.889
2005            2.161           2.012
2010            2.344           2.069
2015            2.562           2.055
2020            2.810           2.001

Source: National Center for Health Workforce Analysis, U.S.D.H.H.S., July 2002

                             RHB Regulatory Drivers

Part B Therapy Caps (Contract Therapy)
--------------------------------------
- Limits Part B Therapy
         $1,590 - Occupational Therapy
         $1,590 - Physical & Speech Therapy (Combined)
- Effective 9/1/03 through 12/8/03
- Prescription Drug Bill contains moratorium through 12/31/2005

65 Percent Rule (ARU)
---------------------
- Rule is not final, effective date not yet known
- Limits access to ARU for certain diagnoses
- Patients denied access to ARU will seek rehab in other venues
- As currently written, 0% to 3% decline in RHB discharges in first year

                            RHB Strategic Initiatives
                                (Graphic omitted)

RHB has developed new strategies to respond to changing markets, regulations and customer needs:

- Disciplined growth and only profitable growth
- Focus on target markets and develop local market concentration
      - Provides better opportunities for product differentiation
      - Enhances ability to recruit
      - Enhances and protects margins
- Develop higher quality professionals through training improvements
- Create better outcomes
                                      -18-

                            RHB Strategic Initiatives
                                  Restructuring
                                (Graphic omitted)

Restructure Selling, General & Administrative Expenses
- $3.5 million estimated cost improvement in 4Q/03 compared to 2Q/03
- $12 million estimated cost improvement in 2004 compared to 2003 *
            48% Personnel Related
            31% Vendor Relationships
            21% Discretionary Expenditures

* Will be reduced as a result of the StarMed transaction
                                      -19-

                            RHB Strategic Initiatives
                                Service Offering
                               (Graphic omitted)

Re-design Service Offering
                Post-Acute Continuum

                                      -20-

                            RHB Strategic Initiatives
                                Service Offering

RehabCare signed an agreement with Signature Health Care Foundation, December 31 to provide outpatient and home health rehabilitation in the St. Louis area

o Foundation's mission is to improve quality, efficiency and affordability of health care by
      - Increasing physician leadership
      - Developing effective business practices
o Foundation was formed by Signature Health Systems Inc
      - 41 physician orthopedic group
      - 6 offices in greater St. Louis
      - More than 140,000 office visits

                                      -21-

                            RHB Strategic Initiatives
                                Service Offering

Signature agreement supports 2 strategies

o Partnership relationship with physicians delivering both cost-effective and high quality rehabilitation services
o Enables development of market-based continuum of care
      - 49 bed acute rehab unit
      - 26 rehabilitation programs in SNFs
      - New Outpatient and Home Health Offices
            - 3 hub offices
            - 11-14 satellites
                                      -22-

                            RHB Strategic Initiatives
                               Build Relationships
                               (Graphic Omitted)

The St. Louis Area Continuum of Care (map omitted showing St. Louis locations)

                                      -23-

                            RHB Strategic Initiatives
                               Build Relationships

Build partnerships instead of transactional relationships
- Develop joint venture and capital infusion models
- Create a la carte service offerings
- Develop partnerships models for long-term care chains
- Simulis - proving competencies
- Target markets and clients
                                      -24-

                            RHB Strategic Initiatives
                               Build Relationships

Create and utilize technology to enhance partnerships
         - Integrate inpatient, outpatient and CT technology platforms to support the continuum of care
         -     Develop website as strategic business tool
                    Develop cost-saving business practices
                            Recruiting
                            Training
                            Employee portal
                    Enhance ability to recruit
                    Attract employees with proven competencies (through Simulis)

                                      -25-

                            RHB Strategic Initiatives
                                (Graphic omitted)

Acquisitions
         -     Capital available
         -     Key Executive focus
         -     Acquisition experience
         -     Pipeline in development

        Hospital Rehabilitation Services
        --------------------------------
   Advanced Rehabilitation Resources, Inc. - IP
   Physical Therapy Resources, Inc. - OP
   Rehabilitative Care Systems of America - OP
   Salt Lake Physical Therapy - OP
   DiversiCare Rehab Services, Inc. - OP

        Contract Therapy
        ----------------
   TeamRehab
   Moore Rehabilitation Services, Inc.
   Rehab Unlimited, Inc.
   Therapeutic Systems, Ltd
                                      -26-

                            RHB Key Investment Points
                                (Graphic omitted)

                                 Long Record of
                       Successful Growth and Profitability

        Disciplined Strategy      Long Standing        Diversified
         for Growth and           Relationships        Revenue Mix
          Profitability            with Clients

        Favorable            Strong Financial Position        Experienced
   Demographic Factors               No Debt                Management Team
                                $27 Million Cash,
                                 Solid Cash Flow

                                      -27-